EXHIBIT 10.20

SECOND EXTENSION AGREEMENT

This Second Extension Agreement (“Extension Agreement”) is entered into this 28th day of February, 2012, by and among BLINK COUTURE, INC., a Delaware corporation (the “Company”), LATITUDE GLOBAL ACQUISITION CORP., a Florida corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”) and LATITUDE GLOBAL, INC., a Florida corporation (“LG”).  The Company, the Merger Sub and LG each, individually a “party” or, collectively, the “parties.”

BACKGROUND

WHEREAS, the parties previously entered into an Agreement and Plan of Merger dated November 10, 2011 (“Agreement”), as amended by the first Extension Agreement dated December 27, 2011; and

WHEREAS, the parties have agreed to further extend, until March 30, 2012, the date after which either the Company or LG may terminate the Agreement, if the Closing has not occurred on or before such date, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree follows:

1.           RECITALS. The parties agree that the Recitals set forth above are true and correct and are incorporated into this Extension Agreement by reference.

2.            Definitions.  All initially capitalized terms which are not otherwise defined herein shall have the meanings given to those terms in the Agreement.

3.           Termination. Section 7.1(b)(i) of the Agreement is hereby further amended, to read as follows:

  “(i) the Closing has not occurred prior to the close of business on or before March 30, 2012 (unless such date is extended, by the mutual agreement of the parties; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to the Company or LG, as applicable, if the party seeking to terminate the Agreement is responsible for the delay or…”

4.           All other terms and conditions of the Agreement, except as specifically set forth herein, shall remain unchanged and otherwise in full force and effect.

5.           This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

6.           This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

BLINK COUTURE, INC.

By:	/s/ Lawrence Field
Name: Lawrence Field
Title: Chief Executive Officer

LATITUDE GLOBAL ACQUISITION CORP.

By:	/s/ Lawrence Field
Name: Lawrence Field
Title: Chief Executive Officer

LATITUDE GLOBAL, INC.

By:	/s/ Brent W. Brown
Name: Brent W. Brown
Title: Chief Executive Officer